April 22, 2026

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Fundrise Real Estate Interval Fund, LLC

File Nos. 333-231940 and 811-23448

Ladies and Gentlemen:

Fundrise Real Estate Interval Fund, LLC (the “Fund”) has enclosed herewith for filing electronically with the Securities and Exchange Commission pursuant to Rule 497(a) under the Securities Act of 1933, as amended (the “Securities Act”), an investment company advertisement by the Fund subject to Rule 482 under the Securities Act. The advertisement includes a letter to shareholders regarding first-quarter performance.

If you have any questions or require any additional information, please do not hesitate to contact me at (202) 584-0550.

Sincerely,

/s/ Bjorn J. Hall

Bjorn J. Hall